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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

     There is no parent of the Registrant. The Registrant owns 100% of the voting securities of each subsidiary listed below, except that each subsidiary marked with an asterisk owns 100% of the voting securities of the subsidiary or subsidiaries indented immediately below such marked subsidiary. All subsidiaries listed below are included in the consolidated financial statements of the Registrant.

                                                                 STATE OF
SUBSIDIARY                                                     INCORPORATION
----------                                                    ---------------
*Flowers Bakeries, Inc. ....................................  Delaware
     *Flowers Baking Co. of Alabama, Inc. ..................  Alabama
       Flowers Baking Company of Birmingham, Inc. ..........  Alabama
       Flowers Baking Co. of Opelika, Inc. .................  Alabama
       Hardin's Bakery, Incorporated........................  Alabama
       Flowers Specialty Foods of Montgomery, Inc. .........  Alabama
       Midtown Bakery, Inc. ................................  Alabama
     *Flowers Baking Co. of Arkansas, Inc. .................  Arkansas
       Flowers Baking Co. of Texarkana, Inc. ...............  Arkansas
       Holsum Baking Company................................  Arkansas
       Shipley Baking Company...............................  Arkansas
     Flowers Baking Co. of Chattanooga, Inc. ...............  Tennessee
     *Flowers Baking Co. of Florida, Inc. ..................  Florida
       Flowers Baking Co. of Bradenton, Inc. ...............  Florida
       Flowers Baking Co. of Jacksonville, Inc. ............  Florida
       Flowers Baking Co. of Miami, Inc. ...................  Florida
     *Flowers Baking Co. of Georgia, Inc. ..................  Georgia
       European Bakers, Ltd. ...............................  Georgia
       Dan-Co Bakery, Inc. .................................  Georgia
       Flowers Baking Co. of Thomasville, Inc. .............  Georgia
       Mrs. Smith's Bakeries, Inc. .........................  Georgia
       Table Pride, Inc. ...................................  Georgia
       *Flowers Baking Co. of Villa Rica, Inc. .............  Georgia
          Flowers Baking Co. of Gadsden, Inc. ..............  Alabama
     Flowers Specialty of Suwanee, Inc. ....................  Georgia
     Flowers Frozen Bakery Distributors, Inc. ..............  Georgia
     Aunt Fanny's Bakery, Inc. .............................  Georgia
     *Flowers Baking Co. of North Carolina, Inc. ...........  North Carolina
       Flowers Baking Co. of Jamestown, Inc. ...............  North Carolina
       Daniels Home Bakery of North Carolina, Inc. .........  North Carolina
Franklin Baking Company.....................................  North Carolina
     *Flowers Holding Co. of S. C., Inc. ...................  South Carolina
       Flowers Baking Co. of Fountain Inn, Inc. ............  South Carolina
       Flowers Baking Company of South Carolina, Inc. ......  South Carolina
       South Carolina Baking Co., Inc. .....................  South Carolina
     *Flowers Baking Co. of Tennessee, Inc. ................  Tennessee
       Flowers Baking Co. of Morristown, Inc. ..............  Tennessee
       Flowers Fresh Bakery Distributors, Inc. .............  Tennessee
     *Flowers Baking Co. of Texas, Inc. ....................  Texas
       El Paso Baking Co., Inc. ............................  Texas
       Flowers Baking Co. of Tyler, Inc. ...................  Georgia
       San Antonio Baking Co., Inc. ........................  Texas

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
                                                                 STATE OF
SUBSIDIARY                                                     INCORPORATION
----------                                                    ---------------
       Austin Baking Co., Inc. .............................  Texas
       Corpus Christi Baking Co., Inc. .....................  Texas
       Butterkrust Bakery, Inc. ............................  Texas
       San Angelo Distributing Co., Inc. ...................  Texas
     *Flowers Baking Co. of Virginia, Inc. .................  Virginia
       Flowers Baking Co. of Lynchburg, Inc. ...............  Virginia
       Flowers Baking Co. of Norfolk, Inc. .................  Virginia
     Flowers Baking Co. of West Virginia, Inc. .............  West Virginia
     Storck Baking Company..................................  West Virginia
     Aunt Fanny's Bakery of Pennsylvania, Inc. .............  Pennsylvania
     Mrs. Smith's Bakeries of London, Inc. .................  Kentucky
     *Huval Bakery, Incorporated............................  Louisiana
       *Bunny Bread, Inc. ..................................  Louisiana
          Flowers Baking Co. of Baton Rouge, Inc. ..........  Louisiana
       Schott's Bakery, Inc. ...............................  Texas
       Pies, Inc. ..........................................  Minnesota
  *Stilwell Foods, Inc. ....................................  Oklahoma
  *Mrs. Smith's Bakeries of Pennsylvania, Inc. .............  Georgia

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